EXHIBIT 99.2



                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2002 of Blue Ridge Real Estate Company and Big Boulder Corporation (together, the Registrants) as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Eldon D. Dietterick, Executive Vice President and Treasurer (chief financial officer) of the Registrants, certify, pursuant to 18 U.S.C. ( 1350, as adopted pursuant to ( 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ( 78m(a) or ( 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.


/s/  ELDON D. DIETTERICK________
Eldon D. Dietterick
Executive Vice President and Treasurer (chief financial officer)
August 30, 2002